EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into Cadmus Communications Corporation's previously filed Registration Statement File No. 33-56653.

                                         ARTHUR ANDERSEN LLP

Richmond, Virginia,
  October 13, 1995